UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Taiwan Greater China Fund

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TAIWAN GREATER CHINA FUND May 26, 2006
c/o Brown Brothers Harriman
P.O. Box 962047
Boston, MA 02196-2047
Telephone: 1-800-343-9567

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund), which will be held at the offices of Clifford Chance LLP, 31 W. 52nd Street, New York, New York, 10019-6131 on Wednesday, June 21, 2006 at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed. Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

At the Meeting, Shareholders will:

(i)	Elect two Trustees, each to serve for a term expiring on the date of the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof;

(ii)  Transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees recommends that you vote for each of the nominees for trustee named in the accompanying Proxy Statement.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

If you are a beneficial owner holding shares through a broker-dealer or other nominee, please note that, under the rules of the New York Stock Exchange, broker-dealers or other nominees may either use their discretion to vote your shares on the proposal described in paragraph (i) above without your instructions, or leave your shares unvoted. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as Shareholders.

Time will be provided during the Meeting for discussion, and Shareholders present will have an opportunity to ask questions about matters of interest to them.

Respectfully,

/s/ Steven R. Champion____    Steven R. Champion
President

   /s/ David Laux
David Laux
Chairman of the Board of Trustees

IMPORTANT MATTERS WILL BE CONSIDERED AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

TAIWAN GREATER CHINA FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 21, 2006

To the Shareholders of the Taiwan Greater China Fund:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) will be held at the offices of Clifford Chance LLP, 31 W. 52nd Street, New York, New York, on Wednesday, June 21, 2006 at 9:30 a.m., New York City time, for the following purposes:

1.	To elect two Trustees, each to serve for a term expiring on the date of the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has fixed the close of business on Tuesday, May 23, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

You are cordially invited to attend the Meeting. All Shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly, and no later than June 20, 2006, in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

BY ORDER OF THE BOARD OF TRUSTEES

Cheryl Chang, Secretary
May 26, 2006

TAIWAN GREATER CHINA FUND
PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”, the trustees of the Board are referred to as the “Trustees”) of the Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) for use at the Annual Meeting (the “Meeting”) of holders of shares (the “Shareholders”) of the Trust (the “Shares”) to be held at the offices of Clifford Chance LLP, 31 W. 52nd Street, New York, New York, on Wednesday, June 21, 2006 at 9:30 a.m., New York City time, and at any adjournment thereof.

This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about May 26, 2006. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to The Altman Group, 1200 Wall Street West, 3rd Floor,
Lyndhurst, NJ 07071), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 20, 2006 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named.

The Board of Trustees has fixed the close of business on Tuesday, May 23, 2006, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of the Trustees.

As of the record date, the Trust had 17,769,977 Shares outstanding. Abstentions will be counted as present for all purposes in determining the existence of a quorum.

One-third of the Trust's outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees.

Abstentions will be treated as votes present and not cast at the meeting. Accordingly, abstentions will not have the effect of votes in opposition to the election of a Trustee under Proposal 1.

The Trust knows of no business that may or will be presented for consideration at the Meeting, other than that mentioned in Proposal 1 described herein. If any matter not referred to above is properly presented, the persons named on the enclosed proxy will vote in accordance with their discretion. However, any business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting only with the approval of the Board of Trustees.

The address of Brown Brothers Harriman, which provides certain administrative services for the Trust, is 40 Water Street, Boston, Massachusetts 02109-3661.

BENEFICIAL OWNERSHIP OF SHARES

The following table provides information, as of May 17, 2006, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Trust to be the beneficial owner of more than 5% of the Shares outstanding, (ii) each of the Trust's Trustees or Trustee nominees, (iii) each executive officer of the Trust and (iv) all Trustees, Trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Fund
City of London Investment Group plc (“CLIG”) City of London Investment Management Company Limited (“CLIM”) 10 Eastcheap London EC3M 1LX U.K.	2,873,197 (1)	16.17%
NewGate LLP 80 Field Point Road 12th Floor Greenwich CT 06830 U.S.A.	1,233,728 (3)	6.94%
Sarasin Invesment Fund Ltd. 155 Bishopsgate London EC2M 3XY	1,143,000 (4)	6.43%
Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, New York 10112 U.S.A.	1,566,726 (5)	8.82%

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TRUSTEES AND EXECUTIVE OFFICERS

Name	Amount of Beneficial Ownership	Percent of Fund	Dollar Range of Beneficial Ownership **
Steven R. Champion	17,500	*	Over $100,000
David Laux	6,000	*	$10,001-$50,000
Frederick C. Copeland, Jr.	5,000	*	$10,001-$50,000
Robert P. Parker	2,000	*	$10,001-$50,000
Edward B. Collins	3,000	*	$10,001-$50,000
Tsung-Ming Chung	0	N/A	None
All Trustees, Trustee nominees and executive officers as a group	32,500	*

*Less than 1%

** Based on the net asset values of the Shares on May 17, 2006 ($6.50).

(1) Based upon information provided by CLIG and CLIM in a Statement on Schedule 13G jointly filed on February 6, 2006 with respect to ownership as of December 30, 2005. In that statement, CLIM reported that it held its 2,873,197 Shares as investment adviser to certain investment funds. CLIG reported that its ownership included the 2,873,197 Shares held by CLIM as a result of CLIG’s status as the parent holding company of CLIM. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.

(2)  Based upon information provided by Newgate LLP in a Statement on Schedule 13G filed on January 27, 2006 with respect to its ownership as of December 31, 2005, declaring that it held sole voting and sole dispositive power over its Shares.

(3) Based upon information disclosed on Bloomberg. This information reflects that Sarasin Emerging Sar Fund holds 495,299 Shares, and SaraPro Emerging Markets Fund holds 306,010 Shares. The Trust believes that Sarasin holds voting and shared dispositive power over all such Shares.

(4)  Based upon information provided by Lazard in a Statement on Schedule 13G filed on February 3, 2006 with respect to its ownership as of December 31, 2005, declaring that it held sole voting and sole dispositive power over its Shares.

PROPOSAL 1. ELECTION OF TRUSTEES

The two nominees for election to the Board of Trustees are Mr. Edward B. Collins and Mr. Tsung-Ming Chung. Mr. Collins is currently a Trustee of the Trust, and if reelected, will serve for a term expiring on the date of the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Collins was nominated by the Board of Trustees, at a meeting held in February 2006, upon the recommendation of the Trust’s Nominating Committee. If elected, Mr. Chung will fill the vacancy caused by Mr. Cheng-Cheng Tung’s resignation effective December 31, 2004, and will serve for a term expiring on the date of the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Chung was nominated by the Board of Trustees, at a meeting held in May 2006, upon the recommendation of the Trust’s Nominating Committee.

The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of Messrs. Collins and Chung. Each nominee has indicated his consent to be named in the accompanying proxy and that he will serve if elected. If Messrs. Collins and Chung should be unable to serve (an event not now anticipated), the proxies will be voted for such person(s), if any, as is designated by the Board of Trustees to replace Mr. Collins and/or Mr. Chung as the case may be.

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information concerning Messrs. Collins and Chung.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Non-Interested Nominees
Edward B. Collins (63) 160 Sansome Street, 18th Floor, San Francisco, California 94104 U.S.A.	Trustee	Trustee since 2000 and until the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof	Managing Director, China Vest Group (venture capital investment), since prior to 2000	Director, Mediostream, since 2001; Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1987-95
Tsung-Ming Chung (57) 4F, No.1, Lane 21, Hsing-Hua Road Kwei-Shan Industrial Zone, Taoyuan, Taiwan, R.O.C.	Nominee	Until the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof	Chairman and Chief Executive Officer, Dynapak International Technology Corp; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman, Semiconductor Manufacturing International Corporation

INFORMATION CONCERNING OTHER TRUSTEES

The following table sets forth certain information concerning the Trustees of the Trust (other than Mr. Collins).

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Trustee
Non-Interested Trustees
David N. Laux (78) 2560 N. 23rd Road Arlington, Virginia 22207 U.S.A.	Trustee and Chairman of the Board	Trustee since 1992 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; Chairman of the Board since July 2004	Chairman, Great Dads (non-profit), since 2004; President, US-Taiwan Business Forum, from 2000 to 2005; Director, International Foundation, since 2001
President, US-ROC (Taiwan)
Business Council, 1990-2000;
Chairman and Managing
Director, American Institute
in Taiwan, 1987-90; Director
of Asian Affairs, National
Security Council, The White
House, 1982-86

Frederick C. Copeland, Jr. (64) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee and Vice Chairman of the Board	Trustee since May 2004 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof; Vice Chairman of the Board since February 2006	Vice Chairman, Chairman of Executive Committee, Far East National Bank since 2004; Principal, Deer Ridge Associates, LLC (financial consulting), 2001- 2005
President, Chief
Executive Officer and Chief Operating
Officer, Aetna International (insurance),
from 1995 to 2001;
Executive Vice President,
Aetna, Inc. (insurance), from 1997 to 2001;
Chairman, President and
Chief Executive Officer, Fleet
Bank, N.A., 1993-1995;
President and Chief
Executive Officer, Citibank
Canada Ltd., 1987-1993;
Taiwan Country Head,
Citibank, 1983-1987

Robert P. Parker (64) 101 California Street, Suite 2830 San Francisco, California 94111 U.S.A	Trustee TTrustee	Trustee since 1998 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman of the Board from February 2004 to July 2004	Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since 1997	Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1988-97

BOARD STRUCTURE

Since the inception of the Trust in 1989, the Trustees of the Trust have been divided into three classes, each having a term of three years, with the term of one class expiring each year. As of the date of this proxy statement, the Board has four members, with at least one member in each of the three classes.

BOARD AND COMMITTEE MEETINGS

The Board of Trustees of the Trust held six meetings during the fiscal year ended December 31, 2005. Each Trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each committee of the Board on which he served during the fiscal year ended December 31, 2005.

EXECUTIVE COMMITTEE

The Trust's Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. David N. Laux (Chairman), Edward B. Collins and Robert P. Parker, all of whom are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and are independent Trustees of the Trust, as defined under the rules of the New York Stock Exchange (the “NYSE”). The Executive Committee did not hold an Executive Committee Meeting during the fiscal year ended December 31, 2005. The Executive Committee does not have a charter.

NOMINATING COMMITTEE

The Board of Trustees has a Nominating Committee, the current members of which are Messrs. Robert P. Parker (chair) and David N. Laux. The members of the Nominating Committee not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act, and also are independent Trustees of the Trust, as defined under the rules of the NYSE. The Nominating Committee has a charter, which is available on the Trust’s website at www.taiwangreaterchinafund.com. The charter provides that the Nominating Committee will consider recommendations of Trustee nominees submitted by Shareholders. Any such recommendations should be sent to the Trust's Nominating Committee c/o Brown Brothers Harriman, P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Services Counsel, Fund Administration. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a Trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board's size and composition; (ii) applicable listing standards and laws; (iii) an individual's expertise (especially with regard to matters relating to Taiwan, mainland China and public and private investment funds), experience and willingness to serve actively; (iv) whether an individual will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Trust should be governed with the Board’s assessment of the interests of the Trust’s shareholders; and (v) the number of company boards of directors on which such individual serves.

During the fiscal year ended December 31, 2005, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify Trustee candidates.

The Nominating Committee held two meetings during the fiscal year ended December 31, 2005. On February 13, 2006 and on May 15, 2006, the Nominating Committee recommended that Messrs. Edward B. Collins and Tsung-Ming Chung, respectively, be nominated to stand for election at the 2006 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE

The Board of Trustees has a Compensation Committee, current members of which are Messrs. Frederick C. Copeland, Jr. (chair), Edward B. Collins and David N. Laux. The members of the Compensation Committee are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act, and also are independent Trustees of the Trust, as defined under the rules of the NYSE. The function of the Compensation Committee is to set and review the compensation and terms of employment of the Trust's Chief Executive and Chief Financial Officer and to oversee the compensation of the Trust's other employees. The Compensation Committee met once during the fiscal year ended December 31, 2005.

AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 32a-4 of the Investment Company Act. The current members of the Audit Committee are Messrs. Edward B. Collins (chair), Frederick C. Copeland, Jr. and Robert P. Parker. The members of the Audit Committee are not interested persons of the Trust, as defined in the Investment Company Act, and also are independent Trustees of the Trust, as defined in the rules of the NYSE.

The responsibilities of the Audit Committee include, among other things, review and selection of the independent public accountants of the Trust, review of the Trust's financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Trust, and review of the administration of the Trust's Codes of Ethics and Whistleblower Policy.

The Audit Committee held two meetings during the fiscal year ended December 31, 2005 and also met on February 13, 2006. At those meetings the Audit Committee, among other things:

(i) approved the selection of KPMG LLP (“KPMG”) as the Trust's independent public accountants for its 2005 and 2006 fiscal years;

(ii) reviewed the audited financial statements of the Trust for its 2004 and 2005 fiscal years and discussed those statements with the Trust's management and KPMG;

(iii) discussed with the Trust's management and KPMG those matters requiring discussion by the Accounting Standards Board's Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

(iv) received the written disclosures and the letters from KPMG required by the Independence Standards Board's Standard No. 1 as currently in effect;

(v) reviewed the charter for the Audit Committee;

(vi) reviewed the status of the Trust’s conversion to internal management; and

(vii) pre-approved the payment of fees for permitted non-audit services.

Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in its Annual Report to Shareholders for the Trust's fiscal year ended December 31, 2005.

Representatives of KPMG are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available during the Meeting to respond to appropriate questions from Shareholders.

AUDIT FEES

The aggregate fees billed for professional services rendered by KPMG, the Trust's independent auditors, in connection with the annual audit of the Trust's financial statements and for services normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and December 31, 2005 were $78,295 and $80,000, respectively.

NON-AUDIT FEES

Audit-Related Fees. The Trust paid audit-related fees of $16,418 for the fiscal year 2004. The Trust did not pay KPMG any audit-related fees (other than those disclosed under “Audit Fees” above), and there were no audit-related fees paid by the Trust to KPMG that were required to be approved by the Trust's Audit Committee, in its 2005 fiscal year.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG for the preparation of the Trust's federal income and excise tax returns and the provision of tax advice and planning services for the 2004 and 2005 fiscal years were $36,277 and $20,000, respectively.

All Other Fees. There were no other fees billed for professional services rendered by KPMG for services to the Trust other than the fees for services referenced above for the 2004 and 2005 fiscal year.

Aggregate Amount of Non-Audit Fees. The aggregate amount of non-audit fees billed by KPMG for services rendered to the Trust for its 2004 and 2005 fiscal years were $36,277 and $20,000, respectively.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the Trust's accountants to render audit or non-audit services before such accountants perform such services.

All services described under “Audit Fees” and “Non-Audit Fees” above that required approval were pre-approved by the Audit Committee before KPMG's engagement to perform them.

POLICY ON TRUSTEES' ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

The Trust's policy with regard to attendance by members of the Board of Trustees at its Annual Meetings of Shareholders is that all Trustees are expected to attend, absent extenuating circumstances. All four Trustees attended the 2005 Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders who wish to communicate with the Board of Trustees with respect to matters relating to the Trust may address their correspondence to the Board as a whole or to individual members c/o Brown Brothers Harriman, P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Services Counsel, Fund Administration.

OFFICERS OF THE TRUST

The following table sets forth certain information concerning the officers of the Trust. Information regarding Mr. Laux, the Chairman of the Board, is set forth in the Trustee table above. The Chairman and the President (Messrs. Laux and Champion, respectively) each holds office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the Trustees.

Name (Age) and Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Steven R. Champion (60) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	President, Chief Executive Officer and Portfolio Manager; President from May 1989 to June 1992	Since February 2004	Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International (Insurance), from prior to 2000 to 2001
Cheryl Chang (41) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Secretary, Treasurer and Chief Financial Officer since June 2004; Chief Compliance Officer since September 2004	Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (audit, tax, finance and risk advisory) (Taipei Office), 2000-2004
Dirk Bennet (59) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Vice President, Assistant Secretary	Assistant Secretary since May 1996; Vice President since February 2004	Manager, Research Department of International Investment Trust Company Limited (investment advisor) from August 1992 to September 2004

TRUSTEE AND OFFICER COMPENSATION

The compensation received by each Trustee and officer of the Trust for the fiscal year ended December 31, 2005 is set forth below.

Name	Position	Total Compensation from the Trust Paid to Trustees and officers (1)(2)
Edward B. Collins	Trustee	$27,000 (2)
Frederick C. Copeland, Jr.	Trustee	$27,000 (2)
David N. Laux	Trustee	$33,219 (2)
Robert P. Parker	Trustee	$27,000 (2)
Steven R. Champion	President, Chief Executive Officer, Portfolio Manager	$400,000
Cheryl Chang	Chief Financial Officer, Secretary, Treasurer, Chief Compliance Officer	$86,018

(1) The Trustees and officers of the Trust do not receive any pension or retirement benefits from the Trust.

(2) Compensation consists of a $2,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended in person, $1,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended by telephone and an annual retainer of $12,000 ($20,000 for the Chairman). At its meeting on February 22, 2005, the Board of Trustees increased the annual retainer for the Chairman from $15,000 to $20,000 and at its meeting on February 13, 2006 the Board of Trustees appointed Mr. Frederick Copeland to the position of Vice Chairman of the Trust, and increased the Vice Chairman’s annual retainer from $12,000 to $17,000. In addition, the Board of Trustees have adopted a policy pursuant to which each of the Trustees agreed that he would invest in the Shares to the extent necessary so that on or before December 31, 2005 each Trustee would have beneficial ownership of the Shares with a value ranging between $10,001 and $50,000.

REQUIRED VOTE

The affirmative vote of a plurality of Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS TRUSTEES

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone, email or facsimile by officers or employees of the Trust. The Trust has also retained The Altman Group to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $7,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by The Altman Group in person or by telephone, email or facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT MARCH 1, 2006 TO SHAREHOLDERS OF RECORD ON MARCH 1, 2006. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TAIWAN GREATER CHINA FUND C/O BROWN BROTHERS HARRIMAN, P.O. BOX 962047, BOSTON, MASSACHUSETTS 02196-2047 ATTN: INVESTOR SERVICES COUNSEL, FUND ADMINISTRATION TO REQUEST THE REPORT.

In the event that a quorum is not obtained for the transaction of business at the Meeting by June 20, 2006, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment if a quorum is not obtained. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the Investment Company Act, as applied to the Trust, require that the Trust’s officers, Trustees and persons who beneficially own more than ten percent of the Trust’s Shares (“Reporting Persons”) file reports of ownership of the Trust’s Shares and changes in such ownership with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust pursuant to Rule 16a-3(e) of the Exchange Act during fiscal year 2005 and Form 5 and amendments thereto furnished to the Trust with respect to fiscal year 2005, the Trust believes that the following Reporting Persons did not make timely filings:

•	In October 2005, Frederick Copeland purchased Shares of the Trust, which was reported on a late Form 4 filed in November 2005.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a Shareholder intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Taiwan Greater China Fund c/o Brown Brothers Harriman, P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Services Counsel, not later than January 26, 2007. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the Commission; but a Shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust's 2007 Annual Meeting. Any nomination by a Shareholder of a person to stand for election as a Trustee at the 2007 Annual Meeting of Shareholders must be received by the Trust c/o Secretary, Bank Tower, Room 1001, DunHua North Road, Taipei, Taiwan, Republic of China not later than February 25, 2007.

BY ORDER OF THE BOARD OF TRUSTEES

Cheryl Chang
Secretary

May 26, 2006